JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNT Q

Supplement dated December 19, 2018

to PROSPECTUSES dated April 30, 2018, as supplemented from time to time

Subadviser Change to Variable Investment Option

This Supplement applies to REVOLUTION ACCESS VARIABLE ANNUITY, REVOLUTION EXTRA VARIABLE ANNUITY, REVOLUTION EXTRA II VARIABLE ANNUITY, REVOLUTION VALUE VARIABLE ANNUITY, and REVOLUTION VALUE II VARIABLE ANNUITY Contracts issued by John Hancock Life Insurance Company (U.S.A.) (the “Contracts”). It supplements and amends the information contained in the prospectus for the Contract you purchased (the “Annuity Prospectus”).

You should read this Supplement together with the current prospectus for the Contract you purchased (the “Annuity Prospectus”) and retain all documents for future reference. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the Annuity Prospectus. If you would like another copy of the Annuity Prospectus, please contact our Annuities Service Center at 1-800-344-1029 to request a free copy. You may also visit our website at www.jhannuities.com.

Effective on December 12, 2018, Dimensional Fund Advisors, LP (“DFA”) became the subadviser to the M International Equity Fund (the “Fund”), replacing Northern Cross, LLC as the subadviser to the Portfolio. Effective immediately, all references in the Prospectus to Northern Cross, LLC are replaced with references to DFA.

You should retain this Supplement for future reference.

Supplement dated December 19, 2018

12/18:VAPS56    333-164147

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